UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2018

PEN INC.

(Exact name of registrant as specified in its charter)

Delaware	47-1598792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

701 Brickell Avenue, Suite 1550, Miami Florida 33131

(Address of principal executive offices) (Zip Code)

(844) 736-6266

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 8, 2018, our wholly-owned subsidiary PEN Brands LLC entered into the fifth amendment to its Loan and Security Agreement with MBank. The amendment renews the agreement through July 3, 2018 and provides for an automatic one-year renewal at that time unless either party elects not to renew. The fifth amendment also limits the amounts that PEN Brands LLC can advance to its parent, and provides that advances based on eligible inventory will reduce monthly by $7,500 per month starting November 1, 2018. Other terms are substantially the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEN Inc.

Date: August 10, 2018	By:	/s/ Jeanne M Rickert
Secretary